SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2001
                                -----------------

                               KOGER EQUITY, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)


       1-9997                                                         59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

    433 PLAZA REAL, SUITE 335
      BOCA RATON, FLORIDA                                                  33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (561) 395-9666
--------------------------------------------------------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                       NA
--------------------------------------------------------------------------------

         (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events

         Reference is made to copies of loan documents dated as of December 6, 2001 with Northwestern Mutual Life Insurance Company ("Northwestern"), which documents are filed as Exhibits 10(a) through 10(aa) to this report. These exhibits are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

                  Exhibit
                  Number   Description of Exhibit


                  10(a)             Master Loan Agreement,  made as of December 6, 2001, between Koger Equity, Inc.
                                    and The Northwestern Mutual Life Insurance Company.

                  10(b)             Third  Amendment  to  Tranche A  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(c)             Second  Amendment  to Tranche B  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(d)             First  Amendment  to  Tranche C  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(e)             First  Amendment  to  Tranche D  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(f)             First  Amendment to  Environmental  Indemnity  Agreement,  dated  December 6,
                                    2001, between Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance
                                    Company.

                  10(g)             Third  Amendment to  Environmental  Indemnity  Agreement,  dated  December 6,
                                    2001, between Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance
                                    Company.

                  10(h)             Consolidation,  Amendment and Restatement of Mortgage and Security  Agreement
                                    and Spreader  Agreement,  dated December 6, 2001, between Koger Equity,  Inc.
                                    and The  Northwestern  Mutual  Life  Insurance  Company,  for Orange  County,
                                    Florida.

                  10(i)             Consolidation,  Amendment and Restatement of Mortgage and Security  Agreement
                                    and Spreader  Agreement,  dated December 6, 2001, between Koger Equity,  Inc.
                                    and The  Northwestern  Mutual Life Insurance  Company,  for Pinellas  County,
                                    Florida.

                  10(j)             Consolidation,  Amendment and Restatement of Mortgage and Security  Agreement
                                    and Spreader  Agreement,  dated December 6, 2001, between Koger Equity,  Inc.
                                    and The  Northwestern  Mutual  Life  Insurance  Company,  for  Duval  County,
                                    Florida.

                  Exhibit
                  Number   Description of Exhibit

                  10(k)             Consolidation,  Amendment and Restatement of Mortgage and Security Agreement,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Leon County, Florida.

                  10(l)             Consolidation,  Amendment  and  Restatement  of Deed of  Trust  and  Security
                                    Agreement,  dated December 6, 2001, between Koger Equity,  Inc. and Robert J.
                                    Pinstein  ("Trustee"),  and The Northwestern  Mutual Life Insurance  Company,
                                    for Shelby County, Tennessee.

                  10(m)             Amendment and Restatement of IDB Deed of Trust and Security Agreement,  dated
                                    December 6, 2001,  between The  Industrial  Development  Board of the City of
                                    Memphis  and  County of  Shelby,  Koger  Equity,  Inc.  and  Trustee  and The
                                    Northwestern Mutual Life Insurance Company, for Shelby County, Tennessee.

                  10(n)             Amendment and Restatement of Leasehold Deed of Trust and Security  Agreement,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and Trustee,  and The
                                    Northwestern Mutual Life Insurance Company, for Shelby County, Tennessee.

                  10(o)             Mortgage  and  Security  Agreement,  dated  December 6, 2001,  between  Koger
                                    Equity,  Inc.  and  The  Northwestern  Mutual  Life  Insurance  Company,  for
                                    Seminole County, Florida.

                  10(p)             Deed to Secure Debt and Security  Agreement,  dated December 6, 2001, between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    DeKalb County, Georgia.

                  10(q)             Deed to Secure Debt and Security  Agreement,  dated December 6, 2001, between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    Gwinnett County, Georgia.

                  10(r)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Orange County, Florida.

                  10(s)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Pinellas County, Florida.

                  10(t)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Duval County, Florida.

                  10(u)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Leon County, Florida.

                  Exhibit
                  Number   Description of Exhibit

                  10(v)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Shelby County, Tennessee.

                  10(w)             Absolute  Assignment  of Leases and Rents,  dated  December 6, 2001,  between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    Seminole County, Florida.

                  10(x)             Absolute  Assignment  of Leases and Rents,  dated  December 6, 2001,  between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    DeKalb County, Georgia.

                  10(y)             Absolute  Assignment  of Leases and Rents,  dated  December 6, 2001,  between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    Gwinnett County, Georgia.

                  10(z)             Side Letter  Regarding Land Use Opinion,  dated December 6, 2001,  from Koger
                                    Equity, Inc. to The Northwestern Mutual Life Insurance Company.

                  10(aa)            Certification  of Borrower,  dated December 3, 2001, from Koger Equity,  Inc.
                                    to The Northwestern Mutual Life Insurance Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            KOGER EQUITY, INC.



Dated:  March 19, 2002                      By:      s/James L. Stephens
                                                    ----------------------------
                                                     James L. Stephens
                                         Title:      Vice President and
                                                     Chief Accounting Officer

                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:

                  Exhibit
                  Number   Description of Exhibit


                  10(a)             Master Loan Agreement,  made as of December 6, 2001, between Koger Equity, Inc.
                                    and The Northwestern Mutual Life Insurance Company.

                  10(b)             Third  Amendment  to  Tranche A  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(c)             Second  Amendment  to Tranche B  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(d)             First  Amendment  to  Tranche C  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(e)             First  Amendment  to  Tranche D  Promissory  Note,  dated  December  6, 2001, between  Koger  Equity,  Inc.  and The  Northwestern  Mutual  Life  Insurance
                                    Company.

                  10(f)             First  Amendment to  Environmental  Indemnity  Agreement,  dated  December 6,
                                    2001, between Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance
                                    Company.

                  10(g)             Third  Amendment to  Environmental  Indemnity  Agreement,  dated  December 6,
                                    2001, between Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance
                                    Company.

                  10(h)             Consolidation,  Amendment and Restatement of Mortgage and Security  Agreement
                                    and Spreader  Agreement,  dated December 6, 2001, between Koger Equity,  Inc.
                                    and The  Northwestern  Mutual  Life  Insurance  Company,  for Orange  County,
                                    Florida.

                  10(i)             Consolidation,  Amendment and Restatement of Mortgage and Security  Agreement
                                    and Spreader  Agreement,  dated December 6, 2001, between Koger Equity,  Inc.
                                    and The  Northwestern  Mutual Life Insurance  Company,  for Pinellas  County,
                                    Florida.

                  10(j)             Consolidation,  Amendment and Restatement of Mortgage and Security  Agreement
                                    and Spreader  Agreement,  dated December 6, 2001, between Koger Equity,  Inc.
                                    and The  Northwestern  Mutual  Life  Insurance  Company,  for  Duval  County,
                                    Florida.


                  Exhibit
                  Number   Description of Exhibit

                  10(k)             Consolidation,  Amendment and Restatement of Mortgage and Security Agreement,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Leon County, Florida.

                  10(l)             Consolidation,  Amendment  and  Restatement  of Deed of  Trust  and  Security
                                    Agreement,  dated December 6, 2001, between Koger Equity,  Inc. and Robert J.
                                    Pinstein  ("Trustee"),  and The Northwestern  Mutual Life Insurance  Company,
                                    for Shelby County, Tennessee.

                  10(m)             Amendment and Restatement of IDB Deed of Trust and Security Agreement,  dated
                                    December 6, 2001,  between The  Industrial  Development  Board of the City of
                                    Memphis  and  County of  Shelby,  Koger  Equity,  Inc.  and  Trustee  and The
                                    Northwestern Mutual Life Insurance Company, for Shelby County, Tennessee.

                  10(n)             Amendment and Restatement of Leasehold Deed of Trust and Security  Agreement,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and Trustee,  and The
                                    Northwestern Mutual Life Insurance Company, for Shelby County, Tennessee.

                  10(o)             Mortgage  and  Security  Agreement,  dated  December 6, 2001,  between  Koger
                                    Equity,  Inc.  and  The  Northwestern  Mutual  Life  Insurance  Company,  for
                                    Seminole County, Florida.

                  10(p)             Deed to Secure Debt and Security  Agreement,  dated December 6, 2001, between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    DeKalb County, Georgia.

                  10(q)             Deed to Secure Debt and Security  Agreement,  dated December 6, 2001, between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    Gwinnett County, Georgia.

                  10(r)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Orange County, Florida.

                  10(s)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Pinellas County, Florida.

                  10(t)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Duval County, Florida.

                  10(u)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Leon County, Florida.


                  Exhibit
                  Number   Description of Exhibit

                  10(v)             Consolidation  and  Amendment  of  Absolute  Assignment  of Leases and Rents,
                                    dated  December 6, 2001,  between  Koger  Equity,  Inc. and The  Northwestern
                                    Mutual Life Insurance Company, for Shelby County, Tennessee.

                  10(w)             Absolute  Assignment  of Leases and Rents,  dated  December 6, 2001,  between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    Seminole County, Florida.

                  10(x)             Absolute  Assignment  of Leases and Rents,  dated  December 6, 2001,  between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    DeKalb County, Georgia.

                  10(y)             Absolute  Assignment  of Leases and Rents,  dated  December 6, 2001,  between
                                    Koger Equity,  Inc. and The Northwestern  Mutual Life Insurance Company,  for
                                    Gwinnett County, Georgia.

                  10(z)             Side Letter  Regarding Land Use Opinion,  dated December 6, 2001,  from Koger
                                    Equity, Inc. to The Northwestern Mutual Life Insurance Company.

                  10(aa)            Certification  of Borrower,  dated December 3, 2001, from Koger Equity,  Inc.
                                    to The Northwestern Mutual Life Insurance Company.